SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 27, 1998



                                  SBARRO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    New York
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)


         1-8881                                            11-2501939
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


                763 Larkfield Road, Commack, New York     11725
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 864-0200


                                 Not Applicable
               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events..
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         On January 27,  1998,  the Company  issued a press  release (the "Press
Release") reporting that the Company had received lawsuits in response to a proposal from members of the Sbarro family for the merger of the Company with a company to be owned by them.

         A copy of the Press  Release  is  attached  to this  report as  Exhibit
99.01.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------

         (a)      Financial statements of business acquired:

                  Not applicable.

         (b)      Pro forma financial information:

                  Not applicable.

         (c)      Exhibits:

                  99.01: Sbarro, Inc. Press Release dated January 27, 1998.







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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  SBARRO, INC.


Date: January 28, 1998                            By: /s/ Robert S. Koebele
                                                     --------------------------
                                                      Robert S. Koebele,
                                                      Vice President-Finance





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



                                  EXHIBIT INDEX



EXHIBIT
NUMBER                                  DESCRIPTION

99.01                Sbarro, Inc. Press Release dated January 27, 1998.




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